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                                                                      EXHIBIT 23



         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 33-48402, 33-70633, 33-70641 and 33-70643 on Form S-8 of our
         reports dated March 2, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended February 3, 2001.




         DELOITTE & TOUCHE LLP

         Omaha, Nebraska
         April 17, 2001